                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 13, 1998, for the year ended December 31, 1997, and for the period from inception (April 22, 1997) through December 31, 1997, and to all references to our Firm included in this Registration Statement on Form S-4.



                                             ARTHUR ANDERSEN LLP

Dallas, Texas
March 30, 1998